ACT Announces Settlements and Filing of Preliminary Proxy

Proxy Sets Record Date of December 8, 2011 and Special Meeting Date of January 24, 2012

MARLBOROUGH, Mass. — Dec. 12, 2011 – Advanced Cell Technology, Inc. (“ACT”; OTCBB: ACTC), a leader in the field of regenerative medicine, announced today that the company has entered into settlement agreements (the "agreements") with 40 holders of certain warrants and debentures.  In order to effectuate the terms of the settlement agreements, the company has also filed a preliminary proxy to increase the authorized shares of the company, with a record date of December 8, 2011 and a special meeting date of January 24, 2012.

According to the terms of the agreements, ACT will issue approximately 240.5 million shares in total to this group of holders, in exchange for a mutual two-way release of any current and/or future claims.  The settlement agreements further provide that the shares will be delivered following the approval of an increase in the company’s authorized shares by the company’s stockholders.

“Announcing these settlements is another significant step in resolving past financial challenges to the company,” said Gary Rabin, chairman and CEO of ACT.  “I hope that our stockholders understand how important it is to vote ‘For’ the increase in authorized shares, not only to complete the settlement agreements, but also to ensure that the company can continue to fund its research and development and clinical programs well into the future.”

ACT’s Board of Directors recommends that stockholders vote “For” the increase in authorized shares so that the company may complete the settlements and have additional shares in the future for financing activities to fund operations and retain key personnel.  Stockholders are invited to attend the company’s Special Meeting, which will be held at the Hyatt Regency in Palm Springs, Calif., on Tuesday, January 24, 2012. Stockholders who have questions or need assistance voting their shares should contact the company’s proxy solicitor InvestorCom, Inc. toll-free at (877) 972-0090.

Further Information
ACT has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with its proposal to increase its authorized shares. ACT plans to file a definitive proxy statement with the SEC and mail such definitive proxy statement to stockholders of record on the record date for the meeting at which stockholders will be asked to adopt the amendment to the company’s certificate of incorporation to increase the company’s authorized shares. The company, Mr. Rabin and certain of its directors, executive officers and other members of management may, under SEC rules, be deemed “participants” in the solicitation of proxies from the company’s stockholders with respect to the proposed increase in the company’s authorized shares. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED INCREASE IN THE COMPANY’S AUTHORIZED SHARES ABOUT THE PROPOSAL AND OTHER IMPORTANT INFORMATION INCLUDING THOSE PERSONS WHO MAY BE DEEMED “PARTICIPANTS” IN THE SOLICITATION. Investors and stockholders may obtain a free copy of the definitive proxy statement when it becomes available, and other documents filed by us with the SEC, including the preliminary proxy statement, at the SEC’s web site at http://www.sec.gov. Free copies of the definitive proxy statement, when it becomes available, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752, Attention: Secretary.

About Advanced Cell Technology, Inc.
Advanced Cell Technology, Inc., is a biotechnology company applying cellular technology in the field of regenerative medicine. For more information, visit www.advancedcell.com.

Forward-Looking Statements

Statements in this news release regarding future financial and operating results, future growth in research and development programs, potential applications of our technology, opportunities for the company and any other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: limited operating history, need for future capital, risks inherent in the development and commercialization of potential products, protection of our intellectual property, and economic conditions generally. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in the company’s periodic reports, including the report on Form 10-K for the year ended December 31, 2010. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. There can be no assurance that the Company’s clinical trials will be successful.

Contact:

Investors:
 CEOcast, Inc., James Young, 212-732-4300

Press:
 ACT Corporate Communications, Bill Douglass, 646-450-3615
 or:
 Russo Partners, Martina Schwarzkopf, Ph.D., 212-845-4292